Exhibit 10.22.5.9.1

FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

PRIMEENERGY CORPORATION

THE GUARANTORS PARTY HERETO

COMPASS BANK

AS ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER

AND COLLATERAL AGENT

AND

THE LENDERS SIGNATORY HERETO

Effective

September 30, 2010

- i -

FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of September 30, 2010 (the “Effective Date”), by and among PRIMEENERGY CORPORATION, a Delaware corporation (the “Borrower”), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, E O W S MIDLAND COMPANY, a Texas corporation, each lender that is a signatory hereto (individually, together with its successors and assigns, a “Lender” and collectively, together with their respective successors and assigns, the “Lenders”) and COMPASS BANK, an Alabama banking association and successor in interest to Guaranty Bank, FSB, a federal savings bank, as agent for the Lenders, letter of credit issuer and collateral agent for the Lenders and any other Lender Hedge Counterparties (in such capacities, together with its successors in such capacity pursuant to the terms of the Second Amended and Restated Credit Agreement referred to hereinafter, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Initial Guarantors (as such term is defined in such Second Amended and Restated Credit Agreement), the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated effective July 30, 2010 (the “Agreement”), to which reference is here made for all purposes;

WHEREAS, the Borrower, the Initial Guarantors, the Lenders and the Agent are desirous of amending the Agreement in the particulars hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth herein, the Borrower, the Initial Guarantors, the Lenders and the Agent agree as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined Above. As used in this First Amendment to Second Amended and Restated Credit Agreement, each of the terms “Agent,” “Agreement,” “Amendment,” “Borrower,” “Effective Date,” “Lender” and “Lenders” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.3 References. References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

1.6 Negotiated Transaction. Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II

AMENDMENTS

2.1 Amendment to Section 6.7. Section 6.7 of the Agreement is amended to read as follows in its entirety:

“6.7 Loans or Advances. Make or agree to make or allow to remain outstanding any loans or advances to any Person; provided, however, the foregoing restriction shall not apply to (a) advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable, (b) advances to employees for the payment of expenses in the ordinary course of business not exceeding $100,000 in the aggregate for the Borrower on a consolidated basis with its consolidated Subsidiaries, but expressly excluding Prime Offshore LLC, (c) loans or advances by the Borrower or any Domestic Subsidiary of the Borrower to a Subsidiary Guarantor, (d) loans or advances to limited partnerships in which the interest of the Borrower therein is subject to a first priority Lien in favor of the Agent to secure the Obligations (other than Chase Energy, L.P., a Texas limited partnership) outstanding as of December 31, 2009 and additional loans and advances to such limited partnerships made thereafter not exceeding $1,000,000 in the aggregate each calendar year when considered together with Investments in such limited partnerships which are the subject of clause (f) in the proviso appearing in Section 6.8, (e) loans or advances to Chase Energy, L.P., a Texas limited partnership, outstanding at December 31, 2009 and additional loans and advances to Chase Energy, L.P., a Texas limited partnership, made thereafter not exceeding $1,000,000 (net of amounts received from Chase Energy, L.P., a Texas limited partnership, during the relevant calendar year as repayments of loans or advances or as dividends or distributions) in the aggregate each calendar year when considered with Investments in Chase Energy, L.P., a Texas limited partnership, which are the subject of clause (g) in the proviso appearing in Section 6.8 or (f) so long as (i) no Default, Event of Default or Deficiency exists or would result therefrom and after giving effect thereto the Available Commitment equals at least fifteen percent (15%) of the then existing Commitment Amount, (ii) no portion of the proceeds thereof is used by Prime Offshore L.L.C. to pay principal owing on the Artic Loan and (iii) the principal owing on the Artic Loan does not exceed $20,000,000, loans or advances to Prime Offshore LLC.”

2.2 Amendment to Section 6.8. Section 6.8 of the Agreement is amended to read as follows in its entirety:

“6.8 Investments. Make or acquire Investments in, or purchase or otherwise acquire all or substantially all of the assets of, any Person; provided, however, the foregoing restriction shall not apply to the purchase or acquisition of (a) Oil and Gas Properties, (b) Investments in the form of (i) debt securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, with maturities of no more than one year, (ii) commercial paper of a domestic issuer rated at the date of acquisition at least P-2 by Moody’s Investor Service, Inc. or A-2 by Standard & Poor’s Corporation and with maturities of no more than one year from the date of acquisition or (iii) repurchase agreements covering debt securities or commercial paper of the type permitted in this Section, certificates of deposit, demand deposits, eurodollar time deposits, overnight bank deposits and bankers’ acceptances, with maturities of no more than one year from the date of acquisition, issued by or acquired from or through any Lender or any bank or trust company organized under the laws of the United States of America or any state thereof and having capital surplus and undivided profits aggregating at least $100,000,000, (c) other short-term Investments similar in nature and degree of risk to those described in clause (b) of this Section 6.8, (d) Investments in money-market funds sponsored or administered by Persons acceptable to the Agent and which funds invest in short-term Investments similar in nature and degree of risk to those described in clause (b) of this Section 6.8, (e) evidences of loans or advances not prohibited by the provisions of Section 6.7, (f) Investments in limited partnerships in which the interest of the Borrower therein is subject to a first priority Lien in favor of the Agent to secure the Obligations (other than Chase Energy, L.P., a Texas limited partnership) existing as of December 31, 2009 and additional Investments in such limited partnerships made thereafter not exceeding $1,000,000 in the aggregate each calendar year when considered together with loans and advances to such limited partnerships which are the subject of clause (d) in the proviso appearing in Section 6.7, (g) Investments in Chase Energy, L.P., a Texas limited partnership, existing as of December 31, 2009 and additional Investments in Chase Energy, L.P., a Texas limited partnership, made thereafter not exceeding $1,000,000 (net of amounts received from Chase Energy, L.P., a Texas limited partnership, during the relevant calendar year as dividends or distributions or as repayments of loans or advances) in the aggregate each calendar year when considered with loans or advances to Chase Energy, L.P., a Texas limited partnership, which are the subject of clause (e) appearing in Section 6.7, (h) so long as (i) no Default, Event of Default or Deficiency exists or would result therefrom and after giving effect thereto the Available Commitment equals at least fifteen percent (15%) of the then existing Commitment Amount, (ii) no portion of the proceeds thereof is used by Prime Offshore L.L.C. to pay principal owing on the Artic Loan and (iii) the principal owing on the Artic Loan does not exceed $20,000,000, Investments in Prime Offshore LLC or (i) Investments in Subsidiary Guarantors.”

ARTICLE III

RATIFICATION AND ACKNOWLEDGMENT

Each of the Borrower, the Initial Guarantors, the Lenders and the Agent does hereby adopt, ratify and confirm the Agreement, as amended hereby, and acknowledges and agrees that the Agreement, as amended hereby, and each of the other Loan Documents to which it is a party is and remains in full force and effect.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Initial Guarantors does hereby re-make in favor of the Lenders and the Agent each of the representations and warranties made by it in the Loan Documents to which it is a party and further represents and warrants that each of such representations and warranties made by it remains true and correct as of the date of execution of this Amendment. Further to the foregoing, the Borrower and each of the Initial Guarantors specifically represents and warrants to the Lenders and the Agent that no Default or Event of Default exists as of the date of execution of this Amendment and giving effect to this Amendment.

ARTICLE V

MISCELLANEOUS

5.1 Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

5.2 Rights of Third Parties. Except as provided in Section 5.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

5.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

5.4 Integration. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

5.5 Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AMENDMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AMENDMENT.

5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

5.7 Scope of Amendment. This Amendment shall constitute a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

(Signatures appear on following pages)

IN WITNESS WHEREOF, this First Amendment to Second Amended and Restated Credit Agreement is executed effective as of the Effective Date.

BORROWER:

PRIMEENERGY CORPORATION

By:
Beverly A. Cummings
Executive Vice President, Treasurer
and Chief Financial Officer

INITIAL GUARANTORS:

PRIMEENERGY MANAGEMENT CORPORATION

By:
Beverly A. Cummings
Executive Vice President and Treasurer

PRIME OPERATING COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

EASTERN OIL WELL SERVICE COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

(Signatures continue on following pages)

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

E O W S MIDLAND COMPANY

By:
Beverly A. Cummings
Executive Vice President and Treasurer

(Signatures continue on following pages)

AGENT:

COMPASS BANK
(successor in interest to Guaranty Bank, FSB), as Agent

By:
Kathleen J. Bowen
Senior Vice President

LENDER:

COMPASS BANK
(successor in interest to Guaranty Bank, FSB)

By:
Kathleen J. Bowen
Senior Vice President

(Signatures continue on following pages)

LENDER:

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

(Signatures continue on following pages)

LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Jo Linda Papadakis
Authorized Officer

(Signatures continue on following page)

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:
Mark A. Serice
Senior Vice President